UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 11, 2004

                                 AUX (USA) INC.
             (Exact name of Registrant as specified in its charter)

               DELAWARE                  0001289277                NONE
   (State or other jurisdiction of      (Commission           (IRS Employer
           incorporation)               File Number)      Identification Number)

                               c/o ZhongTong Inc.
                         (315100) 566 East Yinzhou Road
                        Ningbo, Zhejiang Province, China
                    (Address of principal executive offices)

                                0118657488220636
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01: Changes in Registrant's Certifying Accountant.

      On November 11, 2004, AUX (USA) Inc. (formerly known as Heritage Capital Group, Inc. and referred to herein as the "Company") replaced its independent auditor, Child, Sullivan & Company.

      During the Company's most recent fiscal years, the opinion of Child, Sullivan & Company did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change accountants was approved by the Board of Directors.

      During the Company's most recent fiscal years, there were no disagreements with Child, Sullivan & Company on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Child, Sullivan & Company would have caused Child, Sullivan & Company to make reference to the subject matter of the disagreement in connection with its reports.

      The Company has provided Child, Sullivan & Company with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 1.

      Effective as of November 11, 2004, the Company has retained Paritz & Company, P.A., as its independent auditor.

Item 9.01: Financial Statements and Exhibits.

Exhibit 1: Letter of Child, Sullivan & Company to the Commission, dated as of November 12, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, AUX
(USA) Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   AUX (USA) INC.
Dated: November 12, 2004

                                                   By: /s/ Jian Jiang Zheng
                                                       -------------------------
                                                       Name:  Jian Jiang Zheng
                                                       Title: President

                                  EXHIBIT INDEX

Exhibit No.
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Exhibit 1:    Letter of Child, Sullivan & Company to the Commission, dated as of
              November 12, 2004.